                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2002

                              OMNISKY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
    (Commission File Number)                (IRS Employer Identification Number)


                   One Market Street, Steuart Tower, Suite 600
                        San Francisco, California 94105
                    (Address of Principal Executive Offices)

                                 (415) 764-2200
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS.

On February 20, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of January 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.



      Exhibit
      Number                             Description
--------------------------------------------------------------------------------
        99.1 Chapter 11 Monthly Operating Report for January 2002 filed on February 20, 2002 by OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
                01-33128-SFM-11 (Jointly Administered) with the United States Bankruptcy Court for the Northern District of California in San Francisco, California.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2002              OMNISKY CORPORATION

                                   By: /s/ Michael Malesardi
                                       -----------------------------------------
                                   Name: Michael Malesardi

                                   Title: VP, Chief Financial Officer and Chief
                                          Restructuring Officer
                                          --------------------------------------
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                                  EXHIBIT INDEX

      Exhibit
      Number                         Description
--------------------------------------------------------------------------------
        99.1 Chapter 11 Monthly Operating Report for January 2002 filed on February 20, 2002 by OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
                01-33128-SFM-11 (Jointly Administered) with the United States Bankruptcy Court for the Northern District of California in San Francisco, California.